Crow Point Defined Risk Global Equity Income Fund

(the “Fund”)

Class A Shares (Symbol: CGHAX)

Class I Shares (Symbol: CGHIX)

Supplement dated October 2, 2017

to the Prospectus dated October 1, 2016, as amended October 31, 2016 and the Statement of Additional Information (“SAI”) dated October 1, 2016

Effective September 30, 2017, Northern Lights Distributors (“NLD”) no longer serves as distributor of the Fund and, accordingly, the sale of shares of the Fund are suspended until further notice.

As has been previously communicated to you, at a special meeting of the Northern Lights Fund Trust II (the “Trust”) Board of Trustees (the “Board”) held on June 27, 2017, the Board approved the reorganization (the “Reorganization”) of the Fund into a newly created series of the same name (the “New Fund”) within the 360 Funds (the “New Trust”). The Reorganization will be structured as a tax-free reorganization for federal tax purposes.

Shareholders of the Fund have received a prospectus/proxy statement soliciting their vote with respect to the proposed Reorganization. If approved, the Reorganization is anticipated to take effect on or about October 7, 2017. The Reorganization must be approved by a vote of a majority of the outstanding shares of the Fund.

The Fund and the New Fund will have the same investment objective, investment strategies and investment policies. The fees and expenses of the Fund are not expected to increase as a result of the Reorganization. The investment adviser, portfolio managers of the Fund and New Fund will also remain the same. However, service providers to the New Fund would be different than those currently utilized by the Fund. The Fund would have a new administrator, transfer agent, distributor and legal counsel and will be under the supervision of a different Board of Trustees.

Accordingly, pending shareholder approval of the proposed Reorganization, the New Fund will be available for sale with a new distributor.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus dated October 1, 2016, as amended October 31, 2016 and the Statement of Additional Information dated October 1, 2016 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-855-754-7940.